EX-99.906CERT

                        CERTIFICATIONS UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Reports of The James Advantage Funds (the "Registrant") on Form N-CSR for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on September 9, 2004 (the "Reports"), I, Barry R. James, Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Reports fully comply with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Barry R. James
-------------------------
Barry R. James
Chief Executive Officer
September 8, 2004


In connection with the Annual Reports of The James Advantage Funds (the "Registrant") on Form N-CSR for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on September 9, 2004 (the "Reports"), I, Thomas L. Mangan, Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Reports fully comply with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Thomas L. Mangan
-------------------------
Thomas L. Mangan
Chief Financial Officer
September 8, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.